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                        SUPPLEMENT TO THE PROSPECTUS OF
                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                            DATED FEBRUARY 28, 1995

    The last sentence of the section of the Prospectus entitled "The Fund and its Management" appearing at page ten of the Prospectus is amended to read as follows:

        The Investment Manager has undertaken to assume all operating expenses of each Portfolio (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Portfolio in its Investment Management Agreement with the Fund to the extent that such expenses and compensation exceed 0.50% of the daily net assets of the Portfolio for the period from January 1, 1996 through December 31, 1996 or such time as the pertinent Portfolio has $50 million of net assets, whichever occurs first. As of December 29, 1995, the net assets of the Dividend Growth Portfolio exceeded $50 million.

December 29, 1995